POWER OF ATTORNEY


         The undersigned hereby appoints Darrell D. Martin, Gregory B. Nevers or Richard W. Whitt (each with full power to act alone), as his true and lawful attorneys-in-fact, and grants unto said attorneys the authority in his name and on his behalf to execute and file (individually and in the capacity stated below) any documents relating to the registration by Markel Corporation (the "Company") and the Markel Corporation Employee Stock Purchase and Bonus Plan (the "Plan") of shares of common stock of the Company ("Common Stock") and/or plan interests in connection with the Plan and any and all amendments or supplements to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys, and each of them, full power and authority to perform each and every act necessary in order to accomplish the foregoing registration as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 24th day of May, 2000.

/s/ Alan I. Kirshner                                          /s/ Mark J. Byrne
------------------------------------------                    --------------------------------
Alan I. Kirshner, Director (Chief Executive Officer)          Mark J. Byrne, Director

/s/ Anthony F. Markel                                         /s/ Leslie A. Grandis
------------------------------------------                    --------------------------------
Anthony F. Markel, President, Director                        Leslie A. Grandis, Director

/s/ Steven A. Markel                                          /s/ Stewart M. Kasen
------------------------------------------                    --------------------------------
Steven A. Markel, Vice-Chairman, Director                     Stewart M. Kasen, Director

/s/ Darrell D. Martin                                         /s/ Gary M. Markel
------------------------------------------                    --------------------------------
Darrell D. Martin, Director, Executive Vice President         Gary M. Markel, Director
and Chief Financial Officer (Principal Financial Officer)

/s/ Nigel H. J. Rogers
-----------------------------------------
Nigel H. J. Rogers, Director

/s/ Thomas S. Gayner
-----------------------------------------
Thomas S. Gayner, Director

/s/ John J. Byrne
-----------------------------------------
John J. Byrne, Director